SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

   Filed by the Registrant  |X|
   Filed by a Party other than the Registrant  |_|

   Check the appropriate box:
   |_| Preliminary Proxy Statement
                                     |_| Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
   |_| Definitive Proxy Statement
   |X| Definitive Additional Materials
   |_| Soliciting Material Under Rule 14a-12

                               INTELLIGROUP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
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   (2) Aggregate number of securities to which transaction applies:
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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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   (4) Proposed maximum aggregate value of transaction:
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   (5) Total fee paid:
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   |_| Fee paid previously with preliminary materials.
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   |_|  Check box if any part of the fee is offset as provided  by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount Previously Paid:
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   (2) Form, Schedule or Registration Statement No.:
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   (3) Filing Party:
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   (4) Date Filed:
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

                               INTELLIGROUP, INC.
                               499 Thornall Street
                            Edison, New Jersey 08837

                  ANNUAL MEETING RESCHEDULED FOR JULY 16, 2002

                        VOTE YOUR BLUE PROXY CARD TODAY

                                                                 July 5, 2002

o THE INTELLIGROUP ANNUAL MEETING WAS ADJOURNED UNTIL TUESDAY, JULY 16, 2002, IN ORDER TO RESOLVE SOME LITIGATION BROUGHT BY ASHOK PANDEY.

o    VOTE YOUR BLUE PROXY CARD TODAY.

o DON'T ALLOW ASHOK PANDEY AND HIS HAND-PICKED SUPPORTERS TO SEIZE CONTROL OF YOUR COMPANY.

o YOUR CURRENT MANAGEMENT TEAM IS COMMITTED TO REPRESENTING THE INTERESTS OF ALL SHAREHOLDERS, NOT JUST A SELECT FEW.

o LET'S MAKE SURE TO SEND THE DISSIDENTS A CLEAR MESSAGE BY VOTING WITH MANAGEMENT.

o IF YOU HAVE NOT ALREADY VOTED, THIS MAY BE YOUR LAST CHANCE TO SIGN, DATE AND RETURN YOUR BLUE PROXY CARD.


                                  HOW TO VOTE:

          YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES
                                    YOU OWN.

1. If your shares are registered in your own name, please sign, date and mail the enclosed BLUE Proxy Card to Georgeson Shareholder Communications Inc. in the postage paid envelope provided today.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a BLUE Proxy Card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed BLUE Proxy Card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a BLUE Proxy Card to be issued representing your shares.

3. After signing the enclosed BLUE Proxy Card do not sign or return the White proxy card. Remember - only your latest dated proxy will determine how your shares are to be voted at the meeting. IF YOU VOTED A WHITE PROXY CARD AND WANT TO CHANGE YOUR VOTE, YOU CAN DO SO NOW BY SENDING IN THIS BLUE PROXY CARD.

4. If you have any questions or need further assistance in voting your shares, please contact our proxy solicitor.



                     Georgeson [GRAPHIC OMITTED] Shareholder

                           17 State Street, 10th Floor
                               New York, NY 10004
                        Banks and Brokers (212) 440-9800

                   SHAREHOLDERS CALL TOLL FREE (866) 811-4115